UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 9, 2018.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.		Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 14, 2018
Date: May 9, 2018 Time: 10:00 AM EDT
	Location:	Crowne Plaza Times Square
1605 Broadway (49th Street)
New York, NY 10019

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. ATTN: Carolyn Spatafora 399 EXECUTIVE BOULEVARD ELMSFORD, NY 10523		You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote "FOR" the following:
1.	Election of Directors
Nominees:
01 Martin J. Annese 02 Marcus B. Dunlop 03 Jason M. Fish 04 Thomas J. Galligan III 05 Mandy Lam
06 Patrick Walsh 07 L. Spencer Wells

The Board of Directors recommends that you vote "FOR" proposals 2, 3 and 4.
2.	Proposal to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.
3.	Advisory Vote on Executive Compensation: To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.
4.	Proposal to approve Town Sports International Holdings, Inc. Employee Stock Purchase Plan and to authorize 800,000 shares to be issued thereunder.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.